AUXIER FOCUS FUND


                       Supplement dated November 23, 2004
                      to Prospectus dated October 28, 2004


Auxier Focus Fund, a series of Unified Series Trust (the "Fund"), will reorganize into a newly created series of Forum Funds with the same name ("Forum Series"). The reorganization is scheduled to take place on December 10, 2004. You may not purchase shares of the Forum Series until after the reorganization occurs. You may purchase and sell shares of the Fund in accordance with the Fund's prospectus until 4:00 p.m. (Eastern time) on December 9, 2004.

The investment objective and policies of the Fund and the Forum Series are substantially similar. In addition, Auxier Asset Management LLC, the investment adviser for the Fund, will be the investment adviser for the Forum Series. Citigroup Global Transaction Services ("Citigroup"), through its various affiliates, will act as the administrator, transfer agent and fund accountant of the Forum Series. Forum Trust, LLC and Forum Fund Services, LLC will act as the custodian and distributor of the Forum Series, respectively. Forum Fund Services is not affiliated with Citigroup or its affiliated companies.

The Fund's expenses will not increase as a result of the reorganization. The Fund's reorganization into the Forum Series is expected to be a tax-free transaction for federal income tax purposes. The reorganization will not trigger any redemption fees.